MCDIRMID, MIKKELSEN & SECREST, P.S.
                   Certified Public Accountants

            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement of ASHA Corporation on form SB-2 of our report dated January 11, 1996, appearing in the Annual Report on Form 10-K of ASHA Corporation for fiscal year ended September 30, 1995.


                              /s/ McDirmid, Mikkelsen & Secrest, P.S.
                              MCDIRMID, MIKKELSEN & SECREST, P.S.

Spokane, Washington
March 20, 1997